                                    OPPENHEIMER MIDCAP FUND
                         Supplement dated September 29, 2004 to the
                             Prospectus dated December 23, 2003

1.  This supplement amends the Prospectus of Oppenheimer Midcap (the "Fund") dated December
23, 2003, and is in addition to the supplement dated July 6, 2004. The supplement dated
January 28, 2004 is withdrawn.

2.   The following new section should be added to the end of section titled "HOW THE FUND
IS MANAGED - Advisory Fees" on page 15:

    PENDING LITIGATION. Six law suits have been filed as putative derivative and class actions against the Fund's investment Manager, Distributor and Transfer Agent, some of the Oppenheimer funds including the Fund and Directors or Trustees of some of those funds. The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of Oppenheimer funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment Company Act and the Investment Advisers Act of 1940. The complaints further allege that by permitting and/or participating in those actions, the defendant
    Directors breached their fiduciary duties to fund shareholders under the Investment
    Company Act and at common law. Those law suits were filed on August 31, 2004, September
    3, 2004, September 14, 2004, September 14, 2004, September 21, 2004 and September 22,
    2004, respectively, in the U. S. District Court for the Southern District of New York.
    The complaints seek unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

    The Manager and the Distributor believe the claims asserted in these law suits to be without merit, and intend to defend the suits vigorously. The Manager and the
    Distributor do not believe that the pending actions are likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory or distribution agreements with the Fund.

   September 30, 2004                           PS0745.026